UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2016

XALLES HOLDINGS INC.

(Exact name of registrant as specified in charter)

Nevada	333-192015	88-0524316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2020 Pennsylvania Ave. NW, #527 Washington DC	20006
(Address of principal executive offices)	(Zip Code)

(202) 595-1299

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.

Other Events.

Effective immediately, Xalles Holdings Inc. (the “Company”) has changed its mailing address to 2020 Pennsylvania Ave. NW, #527, Washington DC 20006.  The Company’s new telephone is (202) 595-1299 and new facsimile number is (202) 318-7712.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XALLES HOLDINGS INC.
Date: January 13, 2016	By:	/s/ Thomas Nash
Thomas Nash, President & C.E.O.

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